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                                                             EXHIBIT 23.2



                    Consent of Independent Public Auditors


As independent public accountants of Orgenics Ltd., we hereby consent to the incorporation of our report, dated January 6, 1997 included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-15583 and No. 33-17855.



                                        /s/ KOST, LEVARY and FORER
                                        Certified Public Accountants (Israel)
                                        a Member of Ernst & Young International


March 26, 1997
Tel-Aviv, Israel